UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 14, 2011
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SECTION 8 — OTHER EVENTS
Item 8.01. Other Events.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On October 14, 2011, William G. Quigley III and Visteon Corporation (the “Company”) reached a mutual agreement whereby Mr. Quigley would resign as Executive Vice President and Chief Financial Officer of the Company effective as of October 16, 2011. Mr. Quigley will receive benefits as provided under the 2010 Visteon Executive Severance Plan as described in the Company’s 2011 Proxy Statement.
(c)    On October 14, 2011, the Company appointed Martin E. Welch, III as Executive Vice President and Chief Financial Officer of the Company, effective as of October 17, 2011. The Company’s press release relating to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Martin E. Welch III, age 63, served as vice president and chief financial officer of United Rentals, Inc. from March 2006 until December 2008, having previously served as its interim chief financial officer since September 2005. Prior to that, Mr. Welch served as director and business advisor to the private equity firm York Management Services. Mr. Welch joined Kmart Corporation as chief financial officer in 1995 and served in that capacity until 2001. From 1991 until 1995, Mr. Welch served as chief financial officer for Federal-Mogul Corporation. From 1982 until 1991, he held various finance positions at Chrysler Corporation, including chief financial officer for Chrysler Canada. Mr. Welch began his career in 1970 at Arthur Young (now Ernst & Young), and is a certified public accountant. During the past five years, Mr. Welch served on the boards of Delphi Corporation and York portfolio company Northern Reflections, Ltd., and he is currently a member of the board of trustees of the University of Detroit Mercy.
Mr. Welch will receive an annual base salary of $600,000 and be entitled to participate in the Company’s annual incentive cash bonus program, with an initial opportunity equal to 65% of his base salary prorated for 2011, and long-term incentive program, with an initial opportunity equal to 200% of his base salary beginning in 2012, each as administered under the Visteon Corporation 2010 Incentive Plan (the “Incentive Plan”). The Company also will grant to Mr. Mr. Welch options to purchase 11,933 shares of the Company’s common stock at an exercise price of $49.45 per share, half of which will vest six months after his hire date and the other half will vest 12 months after his hire date, each in accordance with the Incentive Plan. Mr. Welch also will generally receive health and welfare and other benefits consistent with the position, including participation in the flexible perquisite program and the Visteon Executive Severance Plan. Mr. Welch will entitled to enter into a “change of control” agreement with the Company, which will contain provisions that are substantially similar to those provided to other officers as disclosed in the Company’s 2011 Proxy Statement and referenced as exhibit 10.9 to the Company’s 2010 Annual Report on Form 10-K.
(e)    On October 14, 2011, upon the recommendation of the Organization and Compensation Committee, the Board of Directors of the Company approved amendments to the 2010 Supplemental Executive Retirement Plan (the “2010 SERP”) in order to conform to changes previously made to the Company’s qualified pension plan. The amendments will freeze the current benefits formulas under the 2010 SERP as of December 31, 2011. As a result, salary increases after that date will not be recognized for purposes of the final average pay formulas, and cash balance contribution credits will cease, although cash balance interest credits will continue to accrue until benefits are distributed. The amendments also provide for, a new defined contribution benefit structure under the 2010 SERP, effective January 1, 2012. Under the new structure, each participant will have credited to a notional account a percentage of covered pay (base salary and any paid annual incentive bonus) ranging from 6% to 14.5%. Participants’ accounts will be credited with earnings and losses based on a number of investment options specified by the plan administrator and elected by the participant, and at an annual rate of 3.65% until such investment options are specified. All employees who are participants in the 2010 SERP on January 1, 2012 will remain eligible to participate, but on and after that date, only new hires who are elected officers of the Company will be eligible to become participants. On October 14, 2011, upon the recommendation of the Organization and Compensation Committee, the Board also approved the adoption of the 2011 Savings Parity Plan (the “SPP”). The SPP will provide credits in notional accounts equal to employer contributions that would have been credited to the participants’ qualified 401(k) plan accounts were it not for the pay and contribution limitations imposed under the Internal Revenue Code. The notional accounts will also be credited with earnings and losses based on investment options specified by the plan administrator and elected by the participant, or at an annual rate of 3.65% until such investment options are specified. Salaried employees who meet the maximum pre-tax contribution in the qualified 401(k) plan and have contributions or benefits to that plan affected by Internal Revenue Code limitations will be eligible to participate in the SPP.
SECTION 8 — OTHER EVENTS

Item 8.01.	Other Events.
During its annual review process, on October 14, 2011 the Board of Directors of the Company, among other things, selected the lead independent director and committee members to serve for the upcoming year. Namely, Mr. Kevin I Dowd was selected to serve as the Company’s lead independent director; Mr. Harry J. Wilson as chair of the Finance and Corporate Strategy Committee; Mr. Duncan H. Cocroft as chair of the Audit Committee; Mark T. Hogan as chair of the Organization and Compensation Committee; and, Mr. Herbert L. Henkel as chair of the Corporate Governance and Nominating Committee.
Also, the Company announced on October 17, 2011 that it has selected Goldman Sachs Group, Inc., and The Rothschild Group, as financial advisors.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press release dated October 17, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: October 17, 2011	By:	/s/ Michael K. Sharnas
Michael K. Sharnas
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press Release dated October 17, 2011.